                                  SCHEDULE 14A
                     Information required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

/X/    No fee required
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
/ /    (1)   Title of each class of securities to which transaction applies:
/ /    (2)   Aggregate number of securities to which transaction applies:
/ /    (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
/ /    (4)   Proposed maximum aggregate value of transaction:
/ /    (5)   Total fee paid:
/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:
       (2)   Form, Schedule or Registration Statement No.:
       (3)   Filing Party:
       (4)   Date Filed:

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2004

TO THE SHAREHOLDERS OF
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on April 22, 2004, at 3:00 p.m. New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

     1.   To elect one (1) Director of the Fund.

     This item is discussed in greater detail in the attached Proxy Statement.

     The close of business on February 23, 2004 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

     This notice and related proxy material are first being mailed on or about March 1, 2004.

                                       By Order of the Board of Directors

                                       /s/ Michael A. Pignataro
                                       ----------------------------------
                                       Michael A. Pignataro
                                       Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated:  March 1, 2004
New York, New York

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 LEXINGTON AVENUE
                                   16th FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2004

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on April 22, 2004 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Brown Brothers Harriman Co., the administrator of the Fund (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $1,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 1, 2004.

     CSAM has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 50 Milk Street, Boston, Massachusetts 02110.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. It is not to be regarded as proxy-soliciting material.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16th FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT http://www.csam.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominee for director, and, in accordance with the judgment of the persons named in the Proxy on an any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of a Director will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

     CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 23, 2004, there were 49,895,588 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:

     -    indicate your instructions on the Proxy;

     -    date and sign the Proxy;

     -    mail the Proxy promptly in the enclosed envelope;

     - allow sufficient time for the Proxy to be received and processed on or before 3:00 p.m. on April 22, 2004.

                                   PROPOSAL 1
                              ELECTION OF DIRECTOR

     The only proposal to be submitted at the Meeting will be the election of one (1) director of the Fund to hold office for the term set forth below and until his successor is elected and qualified.

     Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Enrique R. Arzac is being nominated to serve as a Class III Director for a three-year term to expire at the Fund's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Lawrence
J. Fox and Joseph D. Gallagher are each Class II Directors whose terms will expire at the Fund's 2006 Annual Meeting of Shareholders. James S. Pasman, Jr. and William W. Priest, Jr. are each Class I Directors whose terms will expire at the Fund's 2005 Annual Meeting of Shareholders.

     Mr. Arzac has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

     The following tables set forth certain information regarding the nominee for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                     DIRECTORS

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                            POSITION(S)   TERM OF OFFICE AND                              FUND COMPLEX
NAME, ADDRESS, AND DATE      HELD WITH      LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY   OTHER DIRECTORSHIPS
       OF BIRTH                FUND             SERVED          DURING PAST 5 YEARS         DIRECTOR      HELD BY DIRECTOR
-------------------------   -----------   ------------------   -----------------------   -------------   ------------------
NOMINEE FOR DIRECTOR:

Enrique R. Arzac             Director,    Since 1990;          Professor of Finance            8         Director of The
c/o Credit Suisse Asset     Nominating    current term ends    and Economics,                            Adams Express
Management, LLC              Committee    at the 2004 annual   Graduate School of                        Company (a
Attn: General Counsel        Chairman     meeting              Business, Columbia                        closed-end
466 Lexington Avenue         and Audit                         University since 1971                     investment
New York, New York           Committee                                                                   company); Director
10017-3140                    Member                                                                     of Petroleum and
Date of Birth: 10/02/41                                                                                   Resources
                                                                                                         Corporation (a
                                                                                                         closed-end
                                                                                                         investment company)

NON-INTERESTED DIRECTORS:

Lawrence J. Fox              Director,    Since 1990;          Partner, Drinker                 3         Director, Winthrop
One Logan Square            Nominating    current term ends    Biddle & Reath                            Trust Company
18th & Cherry Streets       Committee     at the 2006 annual   (law firm)
Philadelphia,               Member and    meeting              since 1972
Pennsylvania 19103          Audit
19103                       Committee
Date of Birth: 7/17/43      Chairman

James S. Pasman, Jr.        Director,     Since Fund           Currently retired               44        Director of
c/o Credit Suisse Asset     Nominating    inception; current                                             Education
Management, LLC             and Audit     term ends at the                                               Management Corp.
Attn:  General Counsel      Committee     2005 annual meeting
466 Lexington Avenue          Member
New York, New York
10017-3140
Date of Birth: 12/20/30

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                            POSITION(S)   TERM OF OFFICE AND                              FUND COMPLEX
NAME, ADDRESS, AND DATE      HELD WITH      LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER DIRECTORSHIPS
       OF BIRTH                FUND             SERVED          DURING PAST 5 YEARS         DIRECTOR       HELD BY DIRECTOR
-------------------------   -----------   ------------------   -----------------------   -------------    ------------------
INTERESTED DIRECTORS:

Joseph D. Gallagher*        Director,     Since 2003;          Managing Director,              45               None
c/o Credit Suisse Asset      Chairman     current term ends    Chief Executive
Management, LLC             and Chief     at the 2006 annual   Officer and Global
466 Lexington Avenue        Executive     meeting              Chief Operating
10017-3140                  Officer                            Officer of CSAM
New York, New York                                             since 2003; Global
Date of Birth: 12/14/62                                        Chief Financial
                                                               Officer, Credit Suisse
                                                               Asset Management from
                                                               1999 to 2003; Chief
                                                               Executive Officer
                                                               and Director of
                                                               Credit Suisse
                                                               Asset Management
                                                               Limited, London,
                                                               England, from June
                                                               2000 to 2003;
                                                               Director of Credit
                                                               Suisse Asset
                                                               Management Funds
                                                               (UK) Limited,
                                                               London, England
                                                               from June 2000 to
                                                               2003; Managing
                                                               Director,
                                                               Head--Asian
                                                               Corporate Finance
                                                               and M&A, Credit
                                                               Suisse First
                                                               Boston, Hong Kong,
                                                               China, from
                                                               January 1998 to
                                                               May 1999; Officer of
                                                               other Credit Suisse
                                                               Funds

William W. Priest, Jr.*      Director     Since 1997;          Co-Managing Partner,            49         Director of Globe
Steinberg Priest &                        current term ends    Steinberg Priest &                           Wireless, LLC
 Sloane                                   at the 2005 annual   Sloane Capital                                 (a maritime
Capital Management, LLC                   meeting              Management, LLC                             communications
12 East 49th Street                                            since March 2001;                         company); Director
12th Floor                                                     Chairman and                                 of InfraRedX
New York, New York                                             Managing Director of                        (a medical device
10017                                                          CSAM from 2000 to                              company)
Date of Birth: 09/24/41                                        February 2001; Chief
                                                               Executive Officer
                                                               and Managing
                                                               Director of CSAM
                                                               from 1990 to 2000

----------
*Mr. Priest is an interested person of the Fund, as defined in the 1940 Act, because up to December 31, 2002 he was retained by CSAM to provide consulting services. Mr. Gallagher is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM.

NAME, ADDRESS AND DATE OF   POSITIONS(S) HELD WITH   LENGTH OF TIME
BIRTH                             FUND                  SERVED        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------   ----------------------   --------------   -------------------------------------------
OFFICERS:

Hal Liebes                  Senior Vice President      Since 1997         Managing Director and Global General
c/o Credit Suisse Asset                                                Counsel of CSAM; Associated with CSAM since
Management, LLC                                                        1997; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 07/06/64

Michael A. Pignataro           Chief Financial         Since 1995               Director and Director of Fund
c/o Credit Suisse Asset     Officer, Vice President                      Administration of CSAM; Associated with
Management, LLC                 and Secretary                            CSAM since 1984; Officer of other Credit
466 Lexington Avenue                                                                  Suisse Funds
New York, New York
10017-3140
Date of Birth: 11/15/59

Richard J. Lindquist            President and          Since 1996     Managing Director of CSAM; Associated with
c/o Credit Suisse Asset        Chief Investment                        CSAM since 1995; Officer of other Credit
Management, LLC                   Officer                                             Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 6/22/60

Robert M. Rizza               Vice President and        Since 1999      Assistant Vice President of CSAM since
c/o Credit Suisse Asset            Treasurer                           January 2001; Associated with CSAM since 1998;
Management, LLC                                                          Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 12/09/65

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each director.


                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL FUNDS OVERSEEN BY
NAME OF DIRECTOR                   DOLLAR RANGE OF EQUITY SECURITIES   DIRECTOR IN CSAM FAMILY OF CLOSED-
                                          IN THE FUND*(1) (2)            END INVESTMENT COMPANIES*(1)(3)
--------------------------------   ---------------------------------  -----------------------------------
NOMINEE FOR DIRECTOR:

Enrique R. Arzac                               C                                  E

NON-INTERESTED DIRECTORS:

Lawrence J. Fox                                C                                  E
James S. Pasman, Jr.                           C                                  D

INTERESTED DIRECTORS:

Joseph D. Gallagher                            A                                  A
William W. Priest                              A                                  C

----------
*        Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,001 - $50,000
    D.   $50,001 - $100,000
    E.   over $100,000


(1) This information has been furnished by each Director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2003, none of the non-interested nominee for election to the Board, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended December 31, 2003, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $12,500 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2003 to all such unaffiliated directors was $66,000.

     During the fiscal year ended December 31, 2003, the Board convened four times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a director.

     Messrs. Arzac, Fox and Pasman constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended December 31, 2003.

The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Messrs. Arzac, Fox and Pasman constitute the Fund's Nominating Committee, which is composed of Directors who are non-interested Directors of the Fund. The Nominating Committee met once during the fiscal year ended December 31, 2003. At a meeting of the Nominating Committee held on February 10, 2004, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Arzac for a three-year term. The Nominating Committee selects and nominates non-interested Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the Fund. The Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. The 2003 Annual Meeting of
Shareholders was not attended by any of the Fund's directors.

REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is included as Appendix B), the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing annual financial statements, approving the selection of the Fund's independent auditors and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent auditors are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee has also met with the Fund's independent auditors, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between independent auditors and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent auditors. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to Shareholders for the fiscal year ended December 31, 2003 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                 Lawrence J. Fox
                              James S. Pasman, Jr.

INDEPENDENT AUDITORS

     At a meeting held on November 17, 2003, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2004. PwC has been the Fund's independent auditors since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to the Fund by PwC for its fiscal years ended December 31, 2002 and December 31, 2003.

                                         2002                     2003
                                     --------------          --------------
Audit Fees                           $       41,000          $      37,410

Audit-Related Fees(1)                $            0          $       3,000

Tax Fees(2)                          $        2,500          $       2,175

All Other Fees                       $            0          $           0

Total                                $       43,500          $      42,585

(1) Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements.

(2) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate fees billed by PwC for non-audit services rendered to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $2,500 and $5,175, respectively. The aggregate fees billed by PwC for non-audit services rendered to CSAM and Covered Service Providers for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved by the Fund's Audit Committee and fees for non-audit services that did not require pre-approval by the Committee because they did not directly relate to the Fund's operations and financial reporting.

COMPENSATION

     The following table shows certain compensation information for the directors for the fiscal year ended December 31, 2003. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                      TOTAL COMPENSATION
                                     AGGREGATE COMPENSATION           FROM FUND AND FUND
NAME OF DIRECTOR                          FROM THE FUND           COMPLEX PAID TO DIRECTORS*
----------------                     ----------------------       --------------------------
NOMINEE FOR DIRECTOR:

Enrique Arzac                             $  16,500                        $  80,125

NON-INTERESTED DIRECTORS:

Lawrence Fox                              $  16,500                        $  44,125
James Pasman, Jr.                         $  16,500                        $ 124,500

INTERESTED DIRECTORS:

Joseph D. Gallagher                       $       0                        $       0
William W. Priest, Jr.                    $  16,500                        $  92,313

----------
* 50 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.

     THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
      RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of February 20, 2004, to the Fund's knowledge no shareholder held 5% or more of the Fund's shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser , and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2003, all filing requirements applicable to such persons were complied with except for the following:

     Joseph D. Gallagher: A Form 3 was not timely filed to report his appointment as Chairman of the Fund on February 12, 2003. A Form 3 was filed on June 13, 2003 to report this event.

     Richard J. Lindquist: A Form 3 was not timely filed to report his appointment as President and Chief Investment Officer of the Fund on November 21, 1996. A Form 3 was filed on July 1, 2003 to report this event.

     Hal Liebes: A Form 3 was not timely filed to report his appointment as Senior Vice President of the Fund on August 11, 1997. A Form 3 was filed on July 1, 2003 to report this event.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2005 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than October __, 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) and received at, Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2005 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

[cad 217]
                                                                      APPENDIX A

                          NOMINATING COMMITTEE CHARTER

          This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

          1.   PURPOSE & SCOPE

          (a) The Committee believes that it is in the best interest of the Fund and its shareholders to seek highly-qualified candidates to serve as members of the Board.

          (b) The Committee shall, therefore, be responsible for recommending to the Board persons to be nominated by the Board for election as directors at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between meetings of shareholders.

          2.   MEMBERSHIP

          (a) The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

          (b)  The Committee shall appoint its Chairperson by a majority vote.

          (c) The compensation, if any, of the Committee members shall be as determined by the Board.

          3.   NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

          (a) In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Committee may, in its discretion, establish specific, minimum qualifications or skills that must be met by Committee-nominated or shareholder-nominated candidates.

          (b) The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any succes-sor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards

          4.   ADDITIONAL RESPONSIBILITIES

          (a) The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and mandatory retirement age.

          (b) The Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

          (c) The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

          (d) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

          (e) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

          5.   PROCEDURAL MATTERS

          (a)  The Committee shall meet at least once a year.

          (b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

          (c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

          (d) The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

February 2004

                                   APPENDIX A

OPEN-END FUNDS:

          Credit Suisse Institutional Fixed Income Fund
          Credit Suisse Institutional High Yield Fund
          Credit Suisse Select Equity Fund
          Credit Suisse Short Duration Bond Fund
          Credit Suisse Capital Appreciation Fund
          Credit Suisse Capital Funds
               Credit Suisse Large Cap Value Fund
               Credit Suisse Small Cap Value Fund
          Credit Suisse Emerging Growth Fund
          Credit Suisse Emerging Markets Fund
          Credit Suisse Fixed Income Fund
          Credit Suisse Global Fixed Income Fund
          Credit Suisse Global Post-Venture Capital Fund
          Credit Suisse Institutional Fund
               Capital Appreciation Portfolio
               Harbinger Portfolio
               International Focus Portfolio
               Investment Grade Fixed Income Portfolio
               Large Cap Value Portfolio
               Select Equity Portfolio
               Small Cap Growth Portfolio
               Small Cap Value Portfolio
          Credit Suisse International Focus Fund
          Credit Suisse Japan Equity Fund
          Credit Suisse New York Municipal Fund
          Credit Suisse Opportunity Funds
               Credit Suisse High Income Fund
               Credit Suisse Municipal Money Fund
               Credit Suisse U.S. Government Money Fund
          Credit Suisse Small Cap Growth Fund
          Credit Suisse Strategic Small Cap Fund
          Credit Suisse Cash Reserve Fund
          Credit Suisse Institutional Money Market Fund
               Government Portfolio
               Prime Portfolio
          Credit Suisse New York Tax Exempt Fund
          Credit Suisse Trust
               Blue Chip Portfolio
               Emerging Growth Portfolio
               Emerging Markets Portfolio
               Global Post-Venture Capital Portfolio
               High Yield Portfolio

               International Focus Portfolio
               Large Cap Value Portfolio
               Small Cap Growth Portfolio
               Small Cap Value Portfolio
               Strategic Small Cap Portfolio

CLOSED - END FUNDS:

Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund, Inc.
The Brazilian Equity Fund, Inc.
The Chile Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.

                                                                      APPENDIX B

                             AUDIT COMMITTEE CHARTER

     This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

The primary purposes of the Committee are to:

     -    assist Board oversight of

          1.   the integrity of the Fund's financial statements

          2.   the independent auditor's qualifications and independence

          3.   the Fund's compliance with legal and regulatory requirements

          4.   the performance of the Fund's independent auditors

     - prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

     - oversee the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls;

     - determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

     - pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

     - act as a liaison between the Fund's independent auditors and the Board.

     The Fund's independent auditors shall report directly to the Committee.

     The primary function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, CSAM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

     The designation of a person as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

          1. (a) The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934. If one or more members of the Committee qualify as an ACFE, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

               (b) With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

                    (i) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or, in the case of a Fund whose securities are listed on the American Stock Exchange ("AMEX"), pursuant to the governance standards of the AMEX);

                    (ii) that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

                    (iii) that at least one of the Committee members has
                          accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

                    (iv)  the adequacy of the Charter.

          2. To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

               (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination and to oversee the work, of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund) and, in connection therewith, to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate the independence of the independent auditors;

               (b) to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers);

               (c) to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor's comments communicated to the Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; and (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

               (d) to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements;
               (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's

----------
(1) The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

               response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

               (e) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

               (f) to discuss with management policies and guidelines with respect to risk assessment and risk management affecting the Fund, and the steps taken to monitor and control such risks and exposures;

               (g) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

               (h) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

               (i) to establish policies governing the hiring by the Fund of employees or former employees of the independent auditors consistent with government regulations;

               (j) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

               (k) to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund's engagement;

               (l) to assure the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

               (m) to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report; and

               (n) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate.

               (o) to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors;

          3. The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings) with the Fund's management and with the personnel of the Fund's administrator. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

          4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, CSAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

          5. The Committee shall evaluate its performance under this Charter annually.

          6. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

          7. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

          8. The Chief Executive Officer (the "CEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

          9. FOR CLOSED-END FUNDS ONLY. (a) Each Fund whose securities are listed on the New York Stock Exchange ("NYSE") shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

               (b) The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

               (c) If a Fund whose securities are listed on the AMEX provides the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted:  Effective February 12, 2004

                                   APPENDIX A

OPEN-END FUNDS:

          Credit Suisse Institutional Fixed Income Fund
          Credit Suisse Institutional High Yield Fund
          Credit Suisse Select Equity Fund
          Credit Suisse Short Duration Bond Fund
          Credit Suisse Capital Appreciation Fund
          Credit Suisse Capital Funds
               Credit Suisse Large Cap Value Fund
               Credit Suisse Small Cap Value Fund
          Credit Suisse Emerging Growth Fund
          Credit Suisse Emerging Markets Fund
          Credit Suisse Fixed Income Fund
          Credit Suisse Global Fixed Income Fund
          Credit Suisse Global Post-Venture Capital Fund
          Credit Suisse Institutional Fund
               Capital Appreciation Portfolio
               Harbinger Portfolio
               International Focus Portfolio
               Investment Grade Fixed Income Portfolio
               Large Cap Value Portfolio
               Select Equity Portfolio
               Small Cap Growth Portfolio
               Small Cap Value Portfolio
          Credit Suisse International Focus Fund
          Credit Suisse Japan Equity Fund
          Credit Suisse New York Municipal Fund
          Credit Suisse Opportunity Funds
               Credit Suisse High Income Fund
               Credit Suisse Municipal Money Fund
               Credit Suisse U.S. Government Money Fund
          Credit Suisse Small Cap Growth Fund
          Credit Suisse Strategic Small Cap Fund
          Credit Suisse Cash Reserve Fund
          Credit Suisse Institutional Money Market Fund
               Government Portfolio
               Prime Portfolio
          Credit Suisse New York Tax Exempt Fund
          Credit Suisse Trust
               Blue Chip Portfolio
               Emerging Growth Portfolio
               Emerging Markets Portfolio
               Global Post-Venture Capital Portfolio
               High Yield Portfolio

               International Focus Portfolio
               Large Cap Value Portfolio
               Small Cap Growth Portfolio
               Small Cap Value Portfolio
               Strategic Small Cap Portfolio

CLOSED - END FUNDS:

Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund, Inc.
The Brazilian Equity Fund, Inc.
The Chile Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.

                                             CREDIT SUISSE ASSET MANAGEMENT
                                                    INCOME FUND, INC.
                                             ------------------------------
                                                     APRIL 22, 2004



4946-PS-04

                            SHAREHOLDER PROPOSALS

On page 10 of the Proxy Statement, the date by which the Fund must receive a shareholder proposal to be considered for inclusion in the Fund's proxy materials to its 2005 annual meeting of shareholders should be NOVEMBER 1, 2004.

                                      PROXY

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

    This Proxy is Solicited on Behalf of the Board of the Credit Suisse Asset
                          Management Income Fund, Inc.

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 22, 2004

     The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 22, 2004 at 3:00 p.m., New York time.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 /X/Please mark votes as in this example.

     This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominee in Proposal 1.

1.   Election of Director

     Nominee:    (01)    Enrique R. Arzac


     FOR NOMINEE / /                / / WITHHOLD FROM NOMINEE

The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

     VOTE THIS CARD TODAY

     By mail

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT / /

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:            Date
          ------------     ------------
Signature:            Date
          ------------     ------------